          -----------------------------------------------------------
                                       THE
                                 MALAYSIA FUND,
                                      INC.
          -----------------------------------------------------------





                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                             THE MALAYSIA FUND, INC.
-------------------------------------------------------------------------------
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DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
-------------------------------------------------------------------------------
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INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
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LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1999, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 48.34% compared to 64.69% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index") and adjusted as described below. For the period since the Fund's commencement of operations on May 4, 1987 through September 30, 1999, the Fund's total return, based on net asset value per share, was -23.39% compared to 12.62% for the Index. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $5 7/8, representing a 31.2% premium to the Fund's net asset value per share.

During September 1998 and until February 1999, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.

The Malaysian market was volatile during the third quarter in anticipation of the one-year anniversary of the imposition of capital controls in September. Funds in Malaysia prior to September 1, 1998 became eligible for repatriation free of punitive taxes after September 1, 1999. Some observers feared a significant exodus by foreign investors. Some foreign selling has occurred but it has been less than expected. Based on official figures, total outflows in the first 15 days of September amounted to U.S. $800 million, significantly below a government forecast. MSCI's announcement on August 31 of a reinstatement of Malaysia into its Emerging Market and Asian indices effective February 2000 probably limited selling. On September 12, the government announced yet another variation of its portfolio tax regime, replacing a two-tier levy with a 10% capital gains tax. Frequent tax changes create problems for foreign investors but at least the trend has been toward lighter levies.

Despite a weaker stock market in the third quarter of 1999, the economy continued to show improvements. Real GDP grew 4.1% in the second quarter of 1999 and another strong trade surplus was reported in August. Foreign reserves rose to U.S. $31.6 billion at the end of August, equivalent to 6 months of import cover and an increase from U.S. $15.2 billion in August 1998. For the first 8 months, exports grew 14.0% and imports grew only 6.5%, resulting in a trade balance of U.S. $12.2 billion. Manufacturing output grew 7.2% in August, the seventh consecutive month of year-on-year increase. Port Klang, Malaysia's biggest and busiest port, recorded a 43% increase in freight volume in the first 7 months of the year, signaling stronger industrial output growth in the coming months. Industrial production has gained momentum to register 5.8% growth year-on-year in August. Strong growth was evident in the electronics sector. Real interest rates, as measured by inflation adjusted 3-month interbank rates, fell to 0.8%. International agencies have gradually acknowledged Malaysia's economic recovery. The IMF upgraded its Malaysian GDP forecast to 2.4% in 1999 and 6.5% in 2000. Thomson Financial upgraded Malaysia's sovereign rating from BB+ to BBB-.

Political uncertainties have dogged the market. Rumors of a snap election have circulated for months now, and could be called at any time up until the mid-2000 required deadline. The second Anwar trial commenced during the quarter and corruption revelations were aired. There is no clear successor to the Prime Minister at the present time, creating uncertainty. A proposed forcible merger of all of the country's financial institutions into 6 groups hurt the market as it was seen to be unfair to the country's important ethnic Chinese business community. The government subsequently backed off from this proposal in October. On economics alone the market would probably be higher; political uncertainty and foreign portfolio regulatory changes have hindered market performance.

The interim corporate reporting season produced mixed results but some pleasant surprises. In general, revenue remained sluggish but net income was helped by lower interest rates, asset sales and the impact of the 1999 tax waiver. Some companies delivered cost cutting and productivity improvements. Electronics companies delivered the strongest growth in the first six months of 1999.

Bank lending remains sluggish; loan growth contracted 0.2% month- on-month and 6.3% year-on-year in August. Some of the year-on-year decline can be attributed to write-downs of bad loans but it also reflects sluggish domestic investment. An increase in approvals was reported which suggests that a pick-up in bank lending should follow. Despite weak loan growth, growth of other monetary aggregates has improved. M1 rose 21.4% year-on-year in August. Faster money supply growth reflects loose monetary policy and unsterilized foreign trade surpluses in a pegged currency regime. Faster money supply growth is generally constructive for equity market performance.

The Fund remains invested in stronger banks, including Public Bank and Commerce Asset Holdings, and consumer stocks, including Resorts World, Star Publications, Rothmans and Tanjong. The Fund has added new names in the electronics sector, including Malaysian Pacific Industries and Unisem. Electronics exports have been very strong in 1999. Looking ahead, the market is likely to remain volatile, supported by better economic fundamentals until more political clarity emerges.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



-------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT
WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

The Malaysia Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                        TOTAL RETURN (%)
                              -------------------------------------------------------------------
                                MARKET VALUE (1)        NET ASSET VALUE (2)       INDEX (3)
                              --------------------  ------------------------ --------------------
                                           AVERAGE                  AVERAGE              AVERAGE
                              CUMULATIVE   ANNUAL   CUMULATIVE      ANNUAL   CUMULATIVE   ANNUAL
                              ----------   -------  ----------    ---------  ----------  -------
         Fiscal Year to date    46.88%        --       48.34%         --       64.69%         --
         One Year               74.07      74.07%     104.57      104.57%     158.44      158.44%
         Five Year             -66.77     -19.78      -74.22      -23.75      -59.67      -16.60
         Ten Year              -21.53      -2.40      -32.89       -3.91       -3.64       -0.37
         Since Inception*        0.47       0.04      -23.39       -2.12       12.62        0.96


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
                                                                   [GRAPH]

                                                    YEAR ENDED DECEMBER 31,                                            NINE MONTHS
                                                                                                                          ENDED
                                                                                                                      SEPTEMBER 30,
                                      1989    1990    1991    1992    1993      1994     1995    1996     1997   1998     1999
                                      ----    ----    ----    ----    ----      ----     ----    ----     ----   ---- -------------
Net Asset Value Per Share. . . . .   $13.77  $12.41  $13.55  $16.28  $27.32    $18.57   $18.58  $19.29   $ 5.04  $ 3.02  $  4.48
Market Value Per Share . . . . . .   $18.75  $11.38  $11.75  $16.25  $28.00    $17.38   $17.00  $17.50   $ 6.56  $ 4.00  $  5.88
Premium/(Discount) . . . . . . . .    36.2%   -8.3%  -13.3%   -0.2%    2.5%     -6.4%    -8.5%   -9.3%     30.2%   32.5%    31.2%
Income Dividends . . . . . . . . .   $ 0.11  $ 0.21  $ 0.07     --   $ 0.16    $ 0.02      --      --        --  $ 0.03      --
Capital Gains Distributions. . . .       --      --      --     --   $ 1.13    $ 3.59   $ 0.84  $ 2.82   $ 0.51      --      --
Fund Total Return (2). . . . . . .    54.57%  -8.35%   9.80%  20.15%  98.28%+  -18.87%    4.33%  19.93%  -72.89% -39.70%  48.34%
Index Total Return (3) . . . . . .    57.86% -10.07%   9.15%  20.33%  92.78%   -19.74%    3.00%  25.12%  -68.71% -29.63%  64.69%



(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.
*   The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS
                                        [CHART]

Equity Securities                       (95.8%)
Short-Term Investments                   (4.2%)

-------------------------------------------------------------------------------
INDUSTRIES
                                        [CHART}

Automobiles                             (4.8%)
Banking                                (25.6%)
Beverages & Tobacco                     (9.4%)
Broadcasting & Publishing               (4.7%)
Leisure & Tourism                      (10.1%)
Misc. Materials & Commodities           (4.3%)
Multi-Industry                          (4.8%)
Telecommunications -- Integrated        (8.6%)
Transportation -- Shipping              (4.5%)
Utilities -- Electrical & Gas          (12.9%)
Other                                  (10.3%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                             PERCENT OF
                                             NET ASSETS
                                             ----------
   1.  Malayan Banking Bhd                      10.1%
   2.  Telekom Malaysia Bhd                      8.6
   3.  Public Finance Bhd                        5.7
   4.  Public Bank Bhd                           5.4
   5.  Sime Darby Bhd                            4.8
   6.  Tenaga Nasional Bhd                       4.8
   7.  Malaysian International Shipping Bhd      4.5
   8.  Commerce Asset Holding Bhd                4.4
   9.  Rothmans of Pall Mall Bhd                 4.4
   10. YTL Power International Bhd               4.3
                                                ----
                                                57.0%
                                                ----
                                                ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1999


                                                                       VALUE
                                                    SHARES             (000)
-------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (101.7%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUTOMOBILES (4.8%)
   Oriental Holdings Bhd                            210,000        U.S.$    414
   Tan Chong Motor Holdings Bhd                   3,697,000               1,693
                                                                   ------------
                                                                          2,107
                                                                   ------------
-------------------------------------------------------------------------------
BANKING (25.6%)
   Commerce Asset Holding Bhd                     1,079,000               1,917
   Malayan Banking Bhd                            1,417,000               4,400
   Public Bank Bhd                                2,905,000               2,370
   Public Finance Bhd                             2,222,000               2,491
                                                                   ------------
                                                                         11,178
                                                                   ------------
-------------------------------------------------------------------------------
BEVERAGES & TOBACCO (9.4%)
   Carlsberg Brewery (Malaysia) Bhd                 415,000               1,169
   Guinness Anchor Bhd                              430,000                 425
   R.J. Reynolds Bhd                                578,500                 575
   Rothmans of Pall Mall Bhd                        313,000               1,911
                                                                   ------------
                                                                          4,080
                                                                   ------------
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (4.7%)
   Nanyang Press Bhd                                496,000                 506
   Star Publications (Malaysia)                     670,000               1,552
                                                                   ------------
                                                                          2,058
                                                                   ------------
-------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES (1.4%)
   Hap Seng Consolidated Bhd                      1,087,000                 632
                                                                   ------------
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS, INSTRUMENTS (4.0%)
   Malaysian Pacific Industries Bhd                 195,000                 677
   Unisem (M) Bhd                                   264,000               1,077
                                                                   ------------
                                                                          1,754
                                                                   ------------
-------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (3.7%)
   Malakoff Bhd                                     262,000                 596
   Nestle Bhd                                       294,000               1,029
                                                                   ------------
                                                                          1,625
                                                                   ------------
-------------------------------------------------------------------------------
LEISURE & TOURISM (10.1%)
   Genting Bhd                                      557,200               1,862
   Resorts World Bhd                                565,000               1,294
   Tanjong plc                                      587,000               1,236
                                                                   ------------
                                                                          4,392
                                                                   ------------
-------------------------------------------------------------------------------
MACHINERY & ENGINEERING (1.0%)
   Austral Enterprises Bhd                          427,000                 416
                                                                   ------------
-------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES (4.3%)
   Golden Hope Plantations Bhd                      517,000                 357
   IOI Corporation Bhd                            1,975,000                 951
   Kuala Lumpur Kepong Bhd                          462,000                 559
                                                                   ------------
                                                                          1,867
                                                                   ------------
-------------------------------------------------------------------------------
MULTI-INDUSTRY (4.8%)
   Sime Darby Bhd                                 1,819,400        U.S.$  2,107
                                                                   ------------
-------------------------------------------------------------------------------
REAL ESTATE (1.9%)
   Selangor Properties Bhd                        1,782,000                 835
                                                                   ------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS--INTEGRATED (8.6%)
   Telekom Malaysia Bhd                           1,444,000               3,743
                                                                   ------------
-------------------------------------------------------------------------------
TRANSPORTATION--SHIPPING (4.5%)
   Malaysian International
      Shipping Bhd                                1,182,000               1,975
                                                                   ------------
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (12.9%)
   Petronas Gas Bhd                                 783,000               1,649
   Tenaga Nasional Bhd                            1,024,000               2,102
   YTL Power International Bhd                    2,263,200               1,870
                                                                   ------------
                                                                          5,621
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$40,677)                                                    44,390
                                                                   ------------
-------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
   Chase Securities, Inc. 5.05%,
      dated 9/30/99, due 10/1/99,
      to be repurchased at
      U.S.$1,021, collateralized by
      U.S.$955, United States
      Treasury Bonds, 7.125%, due
      2/15/23, valued at $1,030
      (Cost U.S.$1,021)                        U.S.$  1,021               1,021
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (2.2%)
   Malaysian Ringgit
   (Cost U.S.$948)                             MYR    3,604                 948
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.2%)
   (Cost U.S.$42,646)                                                    46,359
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.2%)
   Other Assets                                U.S.$  1,191
   Liabilities                                       (3,908)             (2,717)
                                               ------------        ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 9,738,015 issued and
      outstanding U.S.$0.01 par value shares
      (20,000,000 shares authorized)                               U.S.$ 43,642
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   4.48
                                                                   ------------
-------------------------------------------------------------------------------

                                       6